                       AVEMCO CORPORATION SUBSIDIARIES              EXHIBIT 21.1
                             ORGANIZATIONAL CHART


                                                   -----------------------------
                                                       AVEMCO CORPORATION

                                                      Parent Holding Company
                                                     (New York Stock Exchange)

                                                            (Delaware)
                                                   -----------------------------

  ------------------------------------------------------------------------------------------------------------------

                    100% Stock              100% Stock              100% Stock            100% Stock          100% Stock
             ----------------------  ----------------------  ---------------------   -------------------  --------------------
                 AVEMCO INSURANCE       NATIONAL AVIATION       EASTERN AVIATION        LOSS MANAGEMENT      MATTERHORN BANK
                     COMPANY            UNDERWRITERS, INC.         AND MARINE           SERVICES, INC.        PROGRAMS, INC.
                                         Attorney in Fact      UNDERWRITERS, INC.
                                             for NIU
                    (Maryland)              (Missouri)             (Maryland)             (Maryland)            (Maryland)
             ----------------------  ----------------------  ---------------------   -------------------  --------------------

                                         Attorney in Fact
    100% Stock                               Contract                                                           100% Stock
-------------------                   ---------------------                                               ---------------------
  B S ACQUISITION                       NATIONAL INSURANCE                                                  KFA HOLDINGS, INC.
   COMPANY  dba                         UNDERWRITERS (NIU)                                                     (EUROPE) PLC
   International                           A Reciprocal
  Group Services                        Insurance Exchange
    (Maryland)                              (Missouri)                                                             (U.K)
-------------------                   ---------------------                                               ---------------------


                                                                                                                100% Stock
          -----------------------------                                                                   --------------------
     100% Stock                 100% Stock                                                                       KFA INC.
-------------------      ----------------------
 NATIONAL ASSURANCE           U.S. SPECIALTY                                                                    (Oklahoma)
 UNDERWRITERS, INC.         INSURANCE COMPANY                                                             --------------------

     (Missouri)                 (Maryland)
-------------------      ----------------------

       ----------------------------------------------------------------------------------------

                     100% Stock               100% Stock             100% Stock          99.9% Stock
                 -------------------     --------------------   -------------------   ------------------
                    THE WHEATLEY            BROOKS-SHETTLE        MEDEX ASSISTANCE           AIRWAY
                    GROUP, LTD.                COMPANY              CORPORATION         ASSOCIATES, INC.

                     (New York)               (Maryland)             (Maryland)            (Michigan)
                 -------------------     --------------------   -------------------   ------------------


                                                                     100% Stock            100% Stock
                                                                -------------------   ------------------
                                                                  MEDEX ASSISTANCE           AIRWAY
                                                                    (EUROPE) PLC       UNDERWRITERS, INC.

                                                                       (U.K.)               (Texas)
                                                                -------------------   ------------------

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